Exhibit 9(f)
              Agreement and Plan of Reorganization and Liquidation


              AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION


         AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION, dated as of December 18, 1995 (this "Agreement") between THE HANOVER INVESTMENT FUNDS, INC. ("Hanover"), a Maryland corporation comprised of separate investment portfolios which include The Hanover Short Term U.S. Government Fund, The Hanover U.S. Government Securities Fund, The Hanover Blue Chip Growth Fund, The Hanover Small Capitalization Growth Fund and The Hanover American Value Fund (each, a "Hanover Portfolio") and MUTUAL FUND GROUP ("MFG"), a Massachusetts business trust comprised of separate investment portfolios which include Vista Short Term Bond Fund, Vista Equity Fund and Vista Small Cap Equity Fund, and which is expected to include, at the Effective Time of the Reorganization (as defined herein), Vista U.S. Government Securities Fund and Vista American Value Fund (each, an "MFG Portfolio").

         In consideration of the mutual promises herein contained, the parties hereto agree as follows:

SECTION 1.  SHAREHOLDER APPROVAL

                  (a) Hanover Meeting of Shareholders. A meeting of the shareholders of each Hanover Portfolio shall be called and held for the purpose of acting upon this Agreement and the transactions contemplated herein. MFG shall furnish to Hanover such data and information relating to MFG as shall be reasonably requested by Hanover for inclusion in the information to be furnished to such shareholders in connection with the meeting for the purpose of acting upon this Agreement and the transactions contemplated herein.

                  (b) MFG Meeting of Shareholders. A meeting of the shareholders of MFG shall be called and held for the purpose of all of the shareholders of MFG acting upon the matters referred to in clause (i) of Section 7(f) of this Agreement, the shareholders of each MFG Portfolio acting upon the matters referred to in clauses (ii) and (v) of Section 7(f) of this Agreement, and the shareholders (or sole shareholder, in the case of Vista American Value Fund) of the MFG Portfolios referred to in each of clauses (iii) and/or (iv) of this Agreement acting upon the matters referred to therein.

SECTION 2.  REORGANIZATION

         The transactions described in this section are hereinafter referred to as the "Reorganization." For the avoidance of doubt, MFG's investment portfolios other than the MFG Portfolios (consisting of Vista U.S. Government Income Fund, Vista Balanced Fund, Vista Bond Fund, Vista Equity Income Fund, Vista IEEE Balanced Fund, Vista Growth and Income Fund, Vista Capital Growth Fund, Vista International Equity Fund, Vista Global Fixed Income Fund, Vista Southeast Asian Fund, Vista European Fund and Vista Japan Fund) and Hanover's investment portfolios other than the Hanover Portfolios (consisting of The Tax Free Income Fund, The New York Tax Free Income Fund, The New Jersey Tax Free Income

Fund, The International Equity Fund and The International Bond Fund, each of which has not to date commenced investment operations) are not parties to the Reorganization.

                  (a)  Plan of Reorganization and Liquidation.

                           (1) Hanover will cause each Hanover Portfolio to convey, transfer and deliver to the MFG Portfolio set forth opposite its name in the table attached hereto as Schedule I (each such MFG Portfolio being the "Corresponding MFG Portfolio" of the Hanover Portfolio set forth opposite its name, and each such Hanover Portfolio being the "Corresponding Hanover Portfolio" of the MFG Portfolio set forth opposite its name) at the closing provided for in Section 2(b) hereof (the "Closing") all of the then existing assets of such Hanover Portfolio. In consideration thereof, MFG agrees at the Closing to cause each MFG Portfolio (i) to assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 2(b) hereof), all of the obligations and liabilities of its Corresponding Hanover Portfolio and (ii) to issue and deliver to the Corresponding Hanover Portfolio, full and fractional shares of beneficial interest of the Corresponding MFG Portfolio as follows: (1) to The Hanover Short Term U.S. Government Fund, Class A shares of Vista Short Term Bond Fund; (2) to The Hanover U.S. Government Fund, Institutional Class shares of Vista U.S. Government Fund; (3) to the Hanover Blue Chip Growth Fund, Institutional Class shares of Vista Equity Fund (to be renamed Vista Large Cap Equity Fund in connection with the Reorganization); (4) to The Hanover Small Capitalization Growth Fund, Class A Shares and Institutional Class shares, as described in paragraph (2) below, of Vista Small Cap Equity Fund; and (5) to the Hanover American Value Fund, shares of Vista American Value Fund (the shares of the MFG Portfolios to be received by the Hanover Portfolios in connection with the Reorganization are referred to collectively as the "MFG Portfolio Shares"), with respect to each class of each MFG Portfolio equal to that number of full and fractional MFG Portfolio Shares as determined in
                  Section 2(c) hereof. Any shares of capital stock, par value $.001 per share, of the Hanover Portfolios ("Hanover Portfolio Shares") held in the treasury of Hanover on the Effective Time of the Reorganization (as defined in Section 2(b) hereof) shall thereupon be retired.

                           (2) At the Effective Time of the Reorganization, each
                  Hanover Portfolio will liquidate and distribute pro rata to its holders of Hanover Portfolio Shares as of the Effective Time of the Reorganization the MFG Portfolio Shares of the Corresponding MFG Portfolio received by such Hanover Portfolio pursuant to this Section 2(a). In the case of each Hanover Portfolio other than The Hanover Small Capitalization Growth Fund, all shareholders of such Hanover Portfolios will receive the MFG Portfolio Shares of the Corresponding MFG Portfolio identified in Section 2(a)(1) above. In the case of the Hanover Small Capitalization Growth Fund, shareholders of both the "Investor Shares" and the "Advisor Shares" thereof will receive Class A shares of the Vista Small Cap Equity Fund and shareholders of "CBC Benefit Shares"
                  thereof will receive Institutional Class shares of the Vista Small Cap Equity Fund. Such liquidation and distribution will be accompanied by the establishment of an account on the respective share records of each MFG Portfolio in the name of each record holder of Hanover Portfolio Shares of the
                  Corresponding Hanover Portfolio and representing the respective pro rata number of MFG Portfolio Shares due such shareholder. Fractional MFG Portfolio Shares will be carried to the third decimal place. Simultaneously with such crediting of MFG Portfolio Shares to the shareholders, the Hanover Portfolio Shares held by such shareholders shall be cancelled.

                           (3) As soon as  practicable  after the Effective Time
                  of the Reorganization, Hanover shall take all the necessary steps under Maryland law and Hanover's Articles of Incorporation, as amended and supplemented, to effect a complete dissolution of Hanover and to deregister Hanover under the Investment Company Act of 1940, as amended (the "Act").

                  (b) Closing and Effective Time of the Reorganization. Subject to the satisfaction of the conditions to the Closing specified in this Agreement, the Closing shall occur at 4:00 p.m., New York City time, on the day which is the later of (i) the final adjournment of the meeting of the holders of Hanover Portfolio Shares at which this Agreement will be considered, (ii) the declaration by the Securities and Exchange
         Commission (the "Commission") of the effectiveness of the First N-1A Amendment and the Second N-1A Amendment (each as defined in Section 5(b) hereof), (iii) July 31, 1996, and (iv) such later day as the parties may mutually agree (the "Effective Time of the Reorganization").

                  (c) Valuation. The number of full and fractional shares of each class of an MFG Portfolio to be issued pursuant to Section 2(a) hereof to holders of shares of each class of the Corresponding Hanover Portfolio that will be exchanged for such MFG Portfolio Shares shall be determined by multiplying the number of shares of such class of the Corresponding Hanover Portfolio that will be exchanged for such MFG Portfolio Shares by the appropriate exchange ratio computed as set forth below, the product of such multiplication to be rounded to the nearest one thousandth of a full share. For each class of shares of each Hanover Portfolio and the class of shares of the Corresponding MFG Portfolio that will be issued to the holders of such Hanover Portfolio Shares in connection with the Reorganization, the exchange ratio shall be the number determined by dividing the net asset value per share of the class of Hanover shares being surrendered by the net asset value per share of the class of shares of the Corresponding MFG Portfolio being issued to the holders of such class of such Hanover Portfolio, in each case such values to be determined on a consistent basis by the valuation procedures that have been adopted by the Board of Trustees of MFG, as of the Effective Time of the Reorganization; provided, that in the case of Vista U.S. Government Securities Fund and Vista American Value Fund, and The Hanover U.S. Government Securities Fund and The Hanover American Value Fund, respectively, the exchange ratio shall be one. Each such exchange ratio shall be rounded to the nearest ten thousandth.

         All computations of value shall be made in accordance with the regular practice of the MFG Portfolios as of the Effective Time by the agent then responsible for pricing shares of the MFG Portfolios.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF MFG

         MFG represents and warrants to Hanover as follows:

                  (a) Organization, Existence, etc. MFG is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted, and each MFG Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. MFG has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

                  (b) Registration as Investment Company. MFG is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

                  (c) Current Offering Documents. The current prospectuses and statements of additional information of MFG, dated March 1, 1995 with respect to each of Vista Equity Fund and Vista Short Term Bond Fund and June 19, 1995 with respect to Vista Small Cap Equity Fund, and included in MFG's registration statement on Form N-1A filed with Commission, comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act, and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements herein, in light of the circumstances under which they were made, not misleading.

                  (d) Capitalization. MFG has an unlimited number of authorized shares of beneficial interest, currently without par value, of which as of ________, 1995 there were outstanding the following numbers of shares of the MFG Portfolios: ________ shares of Vista Short Term Bond Fund (consisting of a single class of shares), ________ shares of Vista Equity Fund (consisting of a single class of shares) and _______ shares of Vista Small Cap Equity Fund (consisting of __________ "Class A" shares, __________ "Class B" Shares and ______ "Institutional" Shares) and no shares were held in the treasury of MFG. There are no outstanding shares of Vista U.S. Government Securities Fund and Vista American Value Fund. All of the outstanding shares of MFG have been duly authorized and are validly issued, fully paid and nonassessable. Because MFG is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All of each MFG Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

                  (e) Financial Statements. The financial statements of MFG for the fiscal year ended October 31, 1995, which have been audited by Price Waterhouse LLP, (the "MFG Financial Statements"), previously delivered to Hanover, fairly present the financial position of MFG as of the dates thereof and the results of its operations and changes in its net assets for each of the periods indicated, in accordance with GAAP.

                  (f) Shares to be Issued Upon Reorganization. The MFG Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable (except as disclosed in the MFG Portfolios' Prospectuses and recognizing that under Massachusetts law, shareholders of an MFG Portfolio could, under certain circumstances, be held personally liable for the obligations of such MFG Portfolio).

                  (g) Authority Relative to this Agreement. MFG has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by MFG's Board of Trustees and no other proceedings by MFG other than those contemplated under this Agreement are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. MFG is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Agreement in accordance with its terms.

                  (h) Liabilities. There are no liabilities of MFG or the MFG Portfolios, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the MFG Financial Statements and liabilities incurred in the ordinary course of business subsequent to October 31, 1995 or otherwise previously disclosed to Hanover, none of which has been materially adverse to the business, assets or results of operations of MFG.

                  (i) No Material Adverse Change. Since October 31, 1995, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of MFG, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

                  (j) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of MFG, threatened which would adversely affect MFG or the MFG Portfolios or MFG's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against MFG and, to the knowledge of MFG, there are no regulatory investigations of MFG pending or threatened, other than routine inspections and audits.

                  (k) Contracts. Except for contracts and agreements disclosed to Hanover on Schedule II hereto under which no default exists, MFG is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the MFG Portfolios. As of the Effective Time of the Reorganization, MFG will have no liability in respect of any of the contracts referred to in Section 5(f) with respect to which MFG is to receive releases.

                  (l) Taxes. The federal income tax returns of MFG and each MFG Portfolio, and all other income tax returns required to be filed by MFG and any MFG Portfolio, have been filed for all taxable years to and including October 31, 1995, and all taxes payable pursuant to such returns have been paid. To the knowledge of MFG, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by MFG or any MFG Portfolio have been paid so far as due. Each portfolio of MFG, other than Vista U.S. Government Securities Fund and Vista American Value Fund, which have not yet commenced operations, is qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), in respect of each taxable year since commencement of its operations.

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF HANOVER

         Hanover represents and warrants to MFG as follows:

                  (a) Organization, Existence, etc. Hanover is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to carry on its business as it is now being conducted, and each Hanover Portfolio is a validly existing series of shares of such corporation representing interests therein under the laws of Maryland. Hanover has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

                  (b) Registration as Investment Company. Hanover is registered under the Act as an open-end diversified investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

                  (c) Current Offering Documents. The current prospectuses and statement of additional information of Hanover, each dated March 30, 1995 (except for the current prospectus and statement of additional information of The American Value Fund which is dated November 1, 1994) and included in Hanover's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act, and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) Capitalization. The authorized capital stock of Hanover consists of 200,000,000 shares of Common Stock, each having a par value $.001 per share. As of

         ________, 1995, there were outstanding _______ shares of The Hanover Short Term U.S. Government Fund (consisting of ______ "Investor Shares" and ____ "Advisor Shares"), _______ shares of The Hanover U.S. Government Securities Fund (consisting of ______ "Investor Shares" and ___ "Advisor Shares"), ________ shares of The Hanover Blue Chip Growth Fund (consisting of ______ "Investor Shares" and ___ "Advisor Shares"), ________ shares of The Hanover Small Capitalization Growth Fund (consisting of ______ "Investor Shares", ___ "Advisor Shares" and ______ "CBC Benefit" Shares) and ______ shares of The Hanover American Value Fund (consisting of ______ "Investor Shares" and ___ "Advisor Shares"), and no shares were held in the treasury of Hanover. All of the outstanding shares of Hanover have been duly authorized and are validly issued, fully paid and nonassessable. Because Hanover is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All such shares will, at the time of the Closing, be held by the shareholders of record of the Hanover Portfolios as set forth on the books and records of Hanover's transfer agent (and in the amounts set forth therein) and as set forth in any list of shareholders of record provided to MFG for purposes of the Closing, and no such shareholders of record will have any preemptive rights to purchase any of such shares, and Hanover does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares (other then dividend reinvestment plans of the Hanover Portfolios or as set forth in this Agreement), nor are there outstanding any securities convertible into any shares of the Hanover Portfolios (except pursuant to exchange privileges described in the current Prospectus and Statement of Additional Information of Hanover). All of each Hanover Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

                  (e) Financial Statements. The financial statements of Hanover for the year ended November 30, 1994, which have been audited by KPMG Peat Marwick LLP, and the unaudited financial statements of Hanover for the six months ended May 31, 1995 (collectively, the "Hanover Financial Statements"), previously delivered to MFG, fairly present the financial position of Hanover as of the date thereof, and the results of its operations and changes in its net assets for the periods indicated, in accordance with GAAP.

                  (f) Authority Relative to this Agreement. Hanover has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by its Board of Directors, and, except for approval by the shareholders of Hanover, no other proceedings by Hanover are necessary other than those contemplated by this Agreement to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. Hanover is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Agreement in accordance with its terms.

                  (g) Liabilities. There are no liabilities of Hanover, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Hanover Financial Statements and liabilities incurred in the ordinary course of business subsequent to May 31, 1995 or otherwise previously disclosed to MFG, none of which has been materially adverse to the business, assets or results of Hanover.

                  (h) No Material Adverse Change. Since May 31, 1995, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of Hanover, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

                  (i) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of Hanover, threatened which would adversely affect Hanover or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against Hanover and, to the knowledge of Hanover, there are no regulatory investigations of Hanover pending or threatened, other than routine inspections and audits.

                  (j) Contracts. Except for contracts and agreements disclosed to MFG on Schedule II hereto under which no default exists, Hanover is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever. As of the Effective Time of the Reorganization, Hanover will have no liability in respect of any of the contracts referred to in Section 6(e) with respect to which Hanover is to receive releases.

                  (k) Taxes. The federal income tax returns of Hanover and each Hanover Portfolio, and all other income tax returns required to be filed by Hanover, have been filed for all taxable years to and including the taxable year ended November 30, 1994, and all taxes payable pursuant to such returns have been paid. To the knowledge of Hanover, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by Hanover or any Hanover Portfolio have been paid so far as due. Each Hanover Portfolio has qualified as a regulated investment company under the Code in respect of each taxable year since commencement of its operations.

SECTION 5.  COVENANTS OF MFG

         MFG covenants to Hanover as follows:

                  (a) Portfolio Securities. All securities owned by MFG as of the Effective Time of the Reorganization will be owned by MFG free and clear of any liens, claims, charges, options and encumbrances, except as may be indicated in a schedule delivered by MFG to Hanover immediately prior to the Effective Time of the Reorganization or as may be permitted under the Act.

                  (b) Formation of New Portfolios; Amendment of Registration Statement on Form N-1A. Prior to the Effective Time of the
         Reorganization, MFG will take all steps necessary to cause the formation and registration of Vista U.S. Government Securities Fund and Vista American Value Fund, including filing an amendment or amendments to MFG's registration statement on Form N-1A (collectively, the "First N-1A Amendment") with the Commission relating to the registration of shares of Vista U.S. Government Securities Fund and Vista American Value Fund. The investment objective and policies of Vista U.S. Government Securities Fund and Vista American Value Fund will conform with the descriptions thereof contained in the Prospectus and Statement of Additional Information in the form presented to the Hanover Board of Directors. MFG will not issue any shares of Vista U.S. Government Securities Fund and Vista American Value Fund prior to the Effective Time of the Reorganization except as contemplated by this Agreement. Prior to the Effective Time of the Reorganization, MFG will also file an amendment to MFG's registration statement on Form N-1A (the "Second N-1A Amendment") with the Commission to conform the descriptions of the MFG Portfolios in such registration statement with the descriptions of the MFG Portfolios in the Registration Statement (as defined in Section 5(c) hereof), as the Registration Statement may be amended or supplemented prior to the Effective Time of the Reorganization.

                  (c) Registration Statement. MFG shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the MFG Portfolio Shares issuable hereunder. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1(a) hereof, and at the Effective Time of the Reorganization, the prospectus/proxy statement (the "Prospectus") and statement of additional information included therein (the "Statement of Additional Information"), as amended or supplemented by any amendments or supplements filed by MFG, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from a Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by Hanover for use in the

         Registration   Statement,   Prospectus   or  Statement  of   Additional
         Information as provided in Section 6(b) hereof.

                  (d) Cooperation in Effecting Reorganization. MFG agrees to use all reasonable efforts (by taking such actions as may be necessary or advisable) to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals. MFG will cooperate fully with Hanover in preparing and effecting any filings with the Federal Trade Commission required under federal antitrust laws with respect to the proposed Reorganization.

                  (e) Operations in the Ordinary Course. Except as otherwise contemplated by this Agreement, MFG shall conduct its business in the ordinary course until the consummation of the Reorganization.

                  (f) Interim Advisory Arrangements. Each portfolio of MFG shall enter into an interim advisory agreement with The Chase Manhattan Bank, N.A. that will be effective beginning at the time the merger of Chemical Banking Corporation and The Chase Manhattan Corporation is consummated, and each such agreement shall have been approved by the Board of Trustees of MFG. MFG shall have obtained from the Commission exemptive relief from Section 15(a) of the Act enabling it to enter into the interim advisory agreements referred to above without obtaining prior shareholder approval, and shall comply with all representations and conditions contained in the Commission's order issued in connection therewith.

SECTION 6.  COVENANTS OF HANOVER

         Hanover covenants to MFG as follows:

                  (a) Portfolio Securities. With respect to the assets to be transferred in accordance with Section 1(a), each Hanover Portfolio's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on Hanover's books. At least five (5) business days prior to the Closing, each Hanover Portfolio will provide MFG with a list of its assets and a list of its stated Liabilities. Each Hanover Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Closing but will not, without the prior approval of MFG, acquire any additional securities other than securities which the Corresponding MFG Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that MFG informs Hanover that a Hanover Portfolio holds any investments that its Corresponding MFG Portfolio would not be permitted to hold, the Hanover Portfolio will dispose of such securities prior to the Closing to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, Hanover will prepare and deliver to MFG, immediately prior to the Effective Time of the

         Reorganization, a Schedule of Investments (the "Schedule") listing all the securities owned by each Hanover Portfolio as of the Effective Time of the Reorganization. All securities to be listed in the Schedule as of the Effective Time of the Reorganization will be owned by Hanover free and clear of any liens, claims, charges, options and encumbrances, except as indicated in the Schedule or as permitted by the Act, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

                  (b) Registration Statement. In connection with the Registration Statement, Hanover will cooperate with MFG and will furnish to MFG the information relating to Hanover required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectuses and Statements of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to Hanover, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in
         Section 1(a) hereof and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by MFG, insofar as they relate to Hanover, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by Hanover for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in this
         Section 6(b).

                  (c) Cooperation in Effecting Reorganization. Hanover agrees to use all reasonable efforts (by taking such actions as may be necessary or advisable) to effectuate the Reorganization, including calling the meeting of shareholders referred to in Section 1(a) of this Agreement, and to obtain any necessary regulatory approvals. Hanover will cooperate fully with MFG in preparing and effecting any filings with the Federal Trade Commission required under federal antitrust laws with respect to the proposed Reorganization. Hanover will assist MFG in obtaining such information as MFG reasonably requests concerning the beneficial ownership of the shares of the Hanover Portfolios.

                  (d) Operations in the Ordinary Course. Except as otherwise contemplated by this Agreement, Hanover shall conduct its business in the ordinary course until the consummation of the Reorganization.

                  (e) Contract Terminations. Hanover shall, prior to the consummation of the Reorganization, terminate its agreements with The Portfolio Group, Inc. (with respect to The Hanover U.S. Government Securities Fund and The Hanover Blue Chip Growth Fund), Chemical Bank New Jersey, National Association (with respect to The Hanover Small Capitalization Growth Fund), Texas Commerce Bank, National Association (with respect to The Hanover Short Term U.S. Government Fund) and Van Deventer & Hoch (with respect to The Hanover American Value Fund), Chemical Bank, Furman Selz Incorporated, Hanover Funds Distributor, Inc., and each of the financial institutions with whom Hanover has entered into a shareholder servicing agreement (as set forth in
         Schedule II hereto) for Investment Advisory, Administration, Administration and Fund Accounting, Custody, Distribution, Transfer Agency, SubTransfer Agency and Shareholder Servicing services, as the case may be, such terminations to be effective as of the Effective Time of the Reorganization.

SECTION 7.  CONDITIONS TO OBLIGATIONS OF HANOVER

         The obligations of Hanover hereunder with respect to the consummation of the Reorganization as it relates to each Hanover Portfolio are subject to the satisfaction of the following conditions:

                  (a) Approval by Hanover Shareholders. This Agreement and the transactions contemplated by the Reorganization, including, when necessary, a temporary amendment of the investment restrictions that might otherwise preclude the consummation of the Reorganization, shall have been approved by the requisite vote of the shares of each Hanover Portfolio entitled to vote in the matter.

                  (b) Covenants, Warranties and Representations. MFG shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), there shall have been no material adverse change (as defined in Section 3(i) in the financial condition, results of operations, business, properties or assets of the MFG Portfolios since October 31, 1995, and Hanover shall have received a certificate of the President of MFG satisfactory in form and substance to Hanover so stating. Hanover shall also have received certificates of (i) The Chase Manhattan Bank, N.A., in its capacity as investment adviser to MFG and as MFG's administrator, and (ii) Vista Broker-Dealer Services, Inc., in its capacity as MFG's distributor, in each case to the effect that, as of the Effective Time of the Reorganization, such entity is not aware that any of the representations and warranties of MFG herein is not true in all material respects.

                  (c) Regulatory Approval. The Registration Statement, the First N-1A Amendment and the Second N-1A Amendment shall each have been declared effective by the Commission, no stop orders under the Securities Act pertaining thereto shall have been issued and all approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained.

                  (d) Tax Opinion. Hanover shall have received the opinion of Simpson Thacher & Bartlett dated on or before the date of the Closing, addressed to and in form and substance satisfactory to Hanover, as to certain of the federal income tax consequences under the Code of the Reorganization, insofar as it relates to each Hanover Portfolio and its Corresponding MFG Portfolio, and to shareholders of each Hanover Portfolio. For purposes of rendering their opinion, Simpson Thacher & Bartlett may rely exclusively and without independent verification, as to factual matters, upon the statements made in this Agreement, the prospectus/proxy statement which will be distributed to the shareholders of the Hanover Portfolios in connection with the Reorganization, and upon such other written representations as the President of each of Hanover and MFG will have verified as of the Effective Time of the Reorganization. The opinion of Simpson Thacher & Bartlett will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1) of the Code with respect to each Hanover Portfolio and its Corresponding MFG Portfolio; (ii) no gain or loss will be recognized by any of the Hanover Portfolios or the Corresponding MFG Portfolios upon the transfer of all the assets and liabilities, if any, of each Hanover Portfolio to its Corresponding MFG Portfolio solely in exchange for MFG Portfolio Shares or upon the distribution of the MFG Portfolio Shares to the holders of Hanover Portfolio Shares solely in exchange for all of their Hanover Portfolio Shares; (iii) no gain or loss will be recognized by shareholders of any of the Hanover Portfolios upon the exchange of such Hanover Portfolio Shares solely for MFG Portfolio Shares; (iv) the holding period and tax basis of the MFG Portfolio Shares received by each holder of Hanover Portfolio Shares pursuant to the Reorganization will be the same as the holding period (provided the Hanover Portfolio Shares were held as a capital asset on the date of the Reorganization) and tax basis of the Hanover Portfolio Shares held by the shareholder immediately prior to the Reorganization; and (v) the holding period and tax basis of the assets of each of the Hanover Portfolios acquired by its Corresponding MFG Portfolio will be the same as the holding period and tax basis of those assets to each of the Hanover Portfolios immediately prior to the Reorganization.

                  The payment by Chemical Banking Corporation and/or The Chase Manhattan Corporation of the related Reorganization expenses referred to in Section 10 hereof will not affect the opinions set forth above regarding the tax consequences of the exchanges by Hanover and the shareholders of Hanover; however, Simpson Thacher & Bartlett will express no opinion as to any federal income tax consequences to any of the parties of the payment of such expenses by Chemical Banking Corporation and/or The Chase Manhattan Corporation.

                  (e) Opinion of Counsel. Hanover shall have received the opinion of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel for MFG, dated as of the Date of the Closing, addressed to and in form and substance satisfactory to Hanover, to the effect that: (i) MFG is a business trust duly organized and existing under the laws of the Commonwealth of Massachusetts, and each MFG Portfolio is a validly existing series of shares of such business trust; (ii) MFG is an open-end investment company of the management type registered under the Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of MFG and this Agreement has been duly executed and delivered by MFG and is a valid and binding obligation of MFG enforceable against MFG in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; (iv) the Registration Statement has been declared effective under the Securities Act and to the best of such counsel's knowledge after reasonable investigation no stop order has been issued or threatened suspending its effectiveness; (v) to the best of such counsel's knowledge, no consent, approval, order or other authorization of any federal or New York state or Massachusetts state court or administrative or regulatory agency is required for MFG to enter into this Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of MFG; (vi) to the best of such counsel's knowledge, MFG is not in breach or violation of any material contract listed on Schedule II hereto to which it is a party, which breach or violation would (a) affect the ability of MFG to enter into this Agreement or consummate the transactions contemplated hereby, including the Reorganization, or (b) have a material adverse effect on the business or financial condition of MFG; (vii) to the best of such counsel's knowledge, no federal or New York state or Massachusetts state administrative or regulatory proceeding is pending or threatened against MFG which would (i) affect the ability of MFG to enter into this Agreement or consummate the transactions contemplated hereby, including the Reorganization, or (b) have a material adverse effect on the business or financial condition of MFG; and (viii) the MFG
         Portfolio Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid and nonassessable. In rendering such opinion, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel may rely on the opinion of Massachusetts counsel as to matters relating to Massachusetts law and on certificates of officers and/or trustees of MFG as to factual matters.

                  (f) Board of Trustees Approvals. The Board of Trustees of MFG shall have taken the following action with respect to MFG or the MFG Portfolios, as the case may be, at a meeting duly called for such purposes:
                       (i) approval of the selection of Price  Waterhouse LLP as
                  MFG's independent auditors for the fiscal year ending October 31, 1996, on terms acceptable to the Hanover Board of Directors;

                       (ii) approval of an investment  advisory  agreement  with
                  The Chase Manhattan Bank, N.A. with respect to each MFG Portfolio, in each case in the form presented to the Hanover Board of Directors;

                       (iii) approval of sub-investment advisory agreements between The Chase Manhattan Bank, N.A. and Van Deventer & Hoch with respect to Vista American Value Fund, and between The Chase Manhattan Bank, N.A. and Chase Asset Management, Inc., with respect to each other MFG Portfolio, in each case in the form presented to the Hanover Board of Directors;

                       (iv) approval of the  application  of MFG's  distribution
                  plan(s) pursuant to Rule 12b-1 under the Act to Class A shares of Vista Short Term Bond Fund and shares of Vista American Value Fund, to conform with the Prospectus and Statement of Additional Information in the form presented to the Hanover Board of Directors, as the Prospectus and Statement of Additional Information may be amended or supplemented at the time of the shareholders' meeting referred to in Section 1(a) hereof;

                       (v) approval of the  modification of certain  fundamental
                  investment limitations of the MFG Portfolios and certain other investment policies to conform with the descriptions thereof contained in the Prospectus and Statement of Additional Information in the form presented to the Hanover Board of Directors or as may be amended or supplemented at the time of the shareholder's meeting referred to in Section 1(a) hereof; and

                       (vi) creation of Class A shares in Vista Short Term Bond Fund, and creation of Institutional Class shares in Vista U.S. Government Securities Fund, Vista Equity Fund and Vista Small Cap Equity Fund, and authorization of the issuance by MFG, immediately prior to the Effective Time of the Reorganization, of one Institutional Class share of Vista U.S. Government Securities Fund of MFG and one share of Vista American Value Fund of MFG to ______________ in consideration for payment equal to the net asset value per Investor Share of The Hanover U.S. Government Securities Fund and The Hanover American Value Fund, respectively, for the purpose of enabling ________________ to vote on the matters referred to in paragraph (g) of Section 8.


                  (g) Trustees and Officers Insurance. Chemical Banking Corporation and/or The Chase Manhattan Corporation shall have purchased trustees and officers liability insurance coverage referred to in
         Section 10(b) of this Agreement.

                  (h) Contract Terminations. Hanover shall have terminated the agreements referred to in Section 6(e) of this Agreement as provided therein.

                  (i) Bank Holding Company Merger. The merger of The Chase Manhattan Corporation with and into Chemical Banking Corporation shall have been consummated.

SECTION 8.  CONDITIONS TO OBLIGATIONS OF MFG

         The obligations of MFG hereunder with respect to the consummation of the Reorganization as it relates to each MFG Portfolio are subject to the satisfaction of the following conditions:

                  (a) Approval by Shareholders. This Agreement and the transactions contemplated by the Reorganization, including, when necessary, a temporary amendment of the investment restrictions that might otherwise preclude the consummation of the Reorganization, shall have been approved by the requisite vote of the shares of each Hanover Portfolio entitled to vote on the matter.

                  (b) Covenants,  Warranties and Representations.  Hanover shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), there shall have been no material adverse change (as defined in Section 4(h)) in the financial condition, results of operations, business, properties or assets of the Hanover Portfolios since November, 1995, and MFG shall have received a certificate of the President of Hanover satisfactory in form and substance to MFG so stating. MFG shall also have received certificates of (i) The Portfolio Group, Inc., in its capacity as investment adviser to The Hanover U.S. Government Securities Fund and The Hanover Blue Chip Growth Fund, (ii) Chemical Bank New Jersey, National Association (formerly known as Princeton Bank and Trust, National Association) in its capacity as investment adviser to The Hanover Small Capitalization Growth Fund, (iii) Texas Commerce Bank, National Association in its
         capacity as investment adviser to The Hanover Short Term U.S. Government Fund, (iv) Van Deventer & Hoch in its capacity as investment advisor to The Hanover American Value Fund, (v) Furman Selz Incorporated, in its capacity as Hanover's administrator and (vi) Hanover Funds Distributor, Inc., in its capacity as Hanover's distributor, in each case to the effect that, as of the Effective Time of the Reorganization, such entity is not aware that any of the representations and warranties of Hanover herein is not true in all material respects.

                  (c) Portfolio Securities. All securities to be acquired by each MFG Portfolio in the Reorganization shall have been approved for acquisition by the investment adviser of such MFG Portfolio as consistent with the investment policies of such MFG Portfolio and all such securities on the books of the Corresponding Portfolio that are not readily marketable shall be valued on the basis of an evaluation by an independent appraiser acceptable to both Hanover and MFG at the expense of Chemical Banking Corporation and/or The Chase Manhattan Corporation, taking into account the information contained in the Schedule.

                  (d) Regulatory Approval. The Registration Statement, the First N-1A Amendment and the Second N-1A Amendment shall each have been declared effective by the Commission, no stop orders under the Securities Act pertaining thereto shall have been issued and all approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained.

                  (e) Tax Opinion. MFG shall have received the opinion of Simpson Thacher & Bartlett, dated on or before the date of the Closing, addressed to and in form and substance satisfactory to MFG, as to certain of the federal income tax consequences under the Code of the Reorganization insofar as it relates to each Hanover Portfolio and its Corresponding MFG Portfolio, and to shareholders of each Hanover Portfolio. For purposes of rendering their opinion, Simpson Thacher & Bartlett may rely exclusively and without independent verification as to factual matters, upon the statements made in this Agreement, the prospectus/proxy statement which will be distributed to the shareholders of the Hanover Portfolios in connection with the Reorganization, and upon such other written representations as the President of each of Hanover and MFG will have verified as of the Effective Time of the Reorganization. The opinion of Simpson Thacher & Bartlett will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1) of Code with respect to each Hanover Portfolio and its Corresponding MFG Portfolio; (ii) no gain or loss will be recognized by any of the Hanover Portfolios or the Corresponding MFG Portfolios upon the transfer of all the assets and liabilities, if any, of each Hanover Portfolio to its Corresponding MFG Portfolio solely in exchange for MFG Portfolio Shares or upon the distribution of the MFG Portfolios Shares to the holders of Hanover Portfolio Shares solely in exchange for all of their Hanover Portfolios Shares; (iii) no gain or loss will be recognized by shareholders of any of the Hanover Portfolios upon the exchange of such Hanover Portfolio Shares solely for MFG Portfolio Shares; (iv) the holding period and tax basis of the MFG Portfolio Shares received by each holder of Hanover Portfolio Shares pursuant to the Reorganization will be the same as the holding period (provided the Hanover Portfolio Shares were held as a capital asset on the date of the Reorganization) and tax basis of the Hanover Portfolio Shares held by the shareholder immediately prior to the Reorganization; and (v) the holding period and tax basis of the assets of each of the Hanover Portfolios acquired by its Corresponding MFG Portfolio will be the same as the holding period and tax basis of those assets to each of the Hanover Portfolios immediately prior to the Reorganization.

                  The payment by Chemical Banking Corporation and/or The Chase Manhattan Corporation of the related Reorganization expenses referred to in Section 10 hereof will not affect the opinions set forth above regarding the tax consequences of the exchanges by Hanover and the shareholders of Hanover; however, Simpson Thacher & Bartlett will express no opinion as to any federal income tax consequences to any of the parties of the payment of such expenses by Chemical Banking Corporation and/or The Chase Manhattan Corporation.

                  (f) Opinion of Counsel. MFG shall have received the opinion of
         Simpson  Thacher & Bartlett,  as counsel for  Hanover,  dated as of the date of the Closing, addressed to and in form and substance satisfactory to MFG, to the effect that (i) Hanover is a corporation duly organized and validly existing under the laws of the State of Maryland and each Hanover Portfolio is a validly existing series of shares of such corporation; (ii) Hanover is an open-end investment company of the management type registered under the Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action of Hanover and this Agreement has been duly executed and delivered by Hanover and is a valid and binding obligation of Hanover enforceable against Hanover in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; (iv) to the best of such counsel's knowledge, no consent, approval, order or other authorization of any federal or New York state or Maryland state court or administrative or regulatory agency is required for Hanover to enter into this Agreement or carry out its terms that has not already been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of Hanover; (v) to the best of such counsel's knowledge, Hanover is not in breach or violation of any material contract listed on Schedule II hereto to which it is a party, which breach or violation would (a) affect the ability of Hanover to enter into this Agreement or consummate the transactions contemplated hereby, including the Reorganization, or (b) have a material adverse effect on the business or financial condition of Hanover; and (vi) to the best of such counsel's knowledge, no federal or New York state or Maryland state administrative or regulatory proceeding is pending or threatened against Hanover which would (a) affect the ability of Hanover to enter into this Agreement or consummate the transactions contemplated hereby, including the Reorganization, or (b) have a material adverse effect on the business or financial condition of Hanover. In rendering such opinion, Simpson Thacher & Bartlett may rely on the opinion of Maryland counsel as to matters relating to Maryland law, and on certificates of officers and/or trustees of Hanover as to factual matters.

                  (g) Vote by the Sole Shareholder of Vista U.S. Government Securities Fund and Vista American Value Fund. ____________ shall have voted, immediately after becoming the sole shareholder of Institutional Class shares of Vista U.S. Government Securities Fund of MFG, and prior to the receipt by Hanover of any Vista U.S. Government Securities Fund shares other than the shares purchased by _____________ pursuant to
         Section 7(f) hereof, and ____________ shall have voted, immediately after becoming the sole shareholder of shares of Vista American Value Fund of MFG, and prior to the receipt by Hanover of any of Vista American Value Fund shares other than the shares purchased by _____________ pursuant to Section 7(f) hereof, to:

                       (i) approve the investment advisory agreement between MFG
                  and The Chase Manhattan Bank, N.A. with respect to Vista U.S. Government Securities Fund and Vista American Value Fund as contemplated by Section 7(f) hereof;

                       (ii)  approve  the  investment   sub-advisory   agreement
                  between The Chase Manhattan Bank, N.A. and Van Deventer & Hoch as contemplated by

                  Section 7(f) hereof (to be voted on only in the case of the sole shareholder of Vista American Value Fund) or the investment sub-advisory agreement between The Chase Manhattan Bank, N.A. and Chase Asset Management, Inc. as contemplated by
                  Section 7(f) hereof (to be voted on only in the case of the sole shareholder of Vista U.S. Government Securities Fund);

                       (iii) approve MFG's distribution plan pursuant to Rule 12b-1 under the Act for shares of Vista American Value Fund as contemplated by Section 7(f) hereof (to be voted on only in the case of the sole shareholder of Vista American Value
                  Fund); (iv) approve all persons who are to be Trustees of MFG effective upon consummation of the Reorganization as Trustees of MFG; and

                       (v) approve the selection of Price Waterhouse LLP as MFG's independent auditors for the fiscal year ending October 31, 1996.

                  (h) Contract Terminations. Hanover shall have terminated the agreements referred to in Section 6(e) of this Agreement as provided therein.

                  (i) Bank Holding Company Merger. The merger of The Chase Manhattan Corporation with and into Chemical Banking Corporation shall have been consummated.



SECTION 9.  AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS,
            WARRANTIES AND REPRESENTATIONS

                  (a) Amendments. The parties hereto may, by agreement in writing authorized by their respective Board of Trustees or Board of Directors, amend this Agreement at any time before or after approval hereof by the shareholders of Hanover or MFG or both, but after such approval, no amendment shall be made which substantially changes the terms hereof.

                  (b) Waivers. At any time prior to the Effective Time of the Reorganization, either of the parties hereto may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein, except that neither party may waive the conditions set forth in Sections 7(c) or 8(d) hereof.

                  (c) Termination by Hanover. Hanover may terminate this Agreement at any time prior to the Effective Time of the Reorganization by notice to MFG and Chemical Banking Corporation if (i) a material condition to its performance hereunder or a material covenant of MFG contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Agreement shall be made by MFG.

                  (d) Termination by MFG. MFG may terminate this Agreement at any time prior to the Effective Time of the Reorganization by notice to Hanover and Chemical Banking Corporation if (i) a material condition to its performance hereunder or a material covenant of Hanover contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Agreement shall be made by Hanover.

                  (e) Termination by Either Hanover or MFG. This Agreement may be terminated by Hanover or MFG at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Agreement by the shareholders of Hanover, without liability on the part of either party hereto, its respective Directors, Trustees, officers or shareholders, or Chemical Banking Corporation, on notice to the other parties in the event that such party's Board of Directors or Board of Trustees, as the case may be, determines that proceeding with this Agreement is not in the best interest of that party's shareholders. Unless the parties hereto shall otherwise agree in writing, this Agreement shall terminate without liability as of the close of business on July 31, 1996 if the Effective Time of the Reorganization is not on or prior to such date.

                  (f) Survival. No representations, warranties or covenants in or pursuant to this Agreement (including certificates of officers), except for the provisions of Section 10 of this Agreement, shall survive the Reorganization.


SECTION 10.  EXPENSES; INSURANCE

                  (a) Except as otherwise specified in this Section 10, the expenses of the Reorganization will be borne by Chemical Banking Corporation and/or The Chase Manhattan Corporation. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Registration Statement under the Securities Act covering the MFG Portfolio Shares to be issued pursuant to the provisions of this Agreement (other than registration fees payable to the Commission in respect of the registration of such shares, which shall be payable by the respective MFG Portfolios in which such shares represent interests); (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Corresponding MFG Portfolio Shares to be issued in connection herewith in each state in which shareholders of the Corresponding Hanover Portfolios are resident as of the date of the mailing of the Prospectus to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization.

                  (b) Chemical Banking Corporation and/or The Chase Manhattan Corporation agrees to purchase, prior to the Effective Time of the Reorganization, trustee and officers liability insurance coverage for the benefit of the Board of Directors of Hanover for a period of one year following the Closing, the coverage and policy limits to be no less favorable than those of the Hanover insurance coverage currently in existence.

SECTION 11.  NOTICES

         Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by hand, certified mail or by facsimile transmission, shall be deemed given when received and shall be addressed to the parties hereto at their respective addresses listed below or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner:


                  (a)  if to Hanover, to it at:

                         237 Park Avenue
                         New York, New York 10017
                         Attention: Joan V. Fiore, Esq.
                         Facsimile: (212) 808-3980

                         with a copy to:

                         Simpson Thacher & Bartlett
                         425 Lexington Avenue
                         New York, New York 10017
                         Attention:  Gary S. Schpero, Esq.
                         Facsimile: (212) 455-2502

                  (b)  if to MFG, to it at:

                         125 West 55th Street
                         New York, New York 10019
                         Attention:  Ann Bergin
                         Facsimile: (212) ______________

                         with a copy to:

                         Kramer, Levin, Naftalis, Nessen, Kamin & Frankel 919 Third Avenue
                         New York, New York 10022
                         Attention: Carl Frischling, Esq.
                         Facsimile: (212) 715-8000

                  (c)  if to Chemical Banking Corporation, to it at:

                         270 Park Avenue
                         48th Floor
                         New York, New York 10017
                         Attention: Gary N. Gordon
                         Facsimile: (212) 270-4173

                         with a copy to:
                         c/o Chemical Bank
                         270 Park Avenue
                         New York, New York 10017
                         Attention: Molly Sheehan, Esq.
                         Facsimile: (212) 270-1224


               (d)      if to The Chase Manhattan Corporation, to it at:

                         c/o Vista Capital Management
                         101 Park Avenue
                         New York, New York  10178
                         Attention:  Leonard M. Spalding, Jr.
                         Facsimile: (212) 907-6123

                         c/o The Chase Manhattan Bank, N.A.
                         One Chase Manhattan Plaza
                         New York, New York  10081
                         Attention:  Deborah B. Oliver, Esq.
                         Facsimile: (212) 552-4786

SECTION 12.  GENERAL

         This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by Hanover and MFG and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement.

         Copies of the Declaration of Trust, as amended, establishing MFG are on file with the Secretary of the Commonwealth of Massachusetts and with the City Clerk for the City of Boston, and notice is hereby given that this Agreement and Plan of Reorganization and Liquidation is executed on behalf of MFG by officers of MFG as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers, shareholders, employees or agents of MFG individually but are binding only upon the assets and property of MFG.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

Attest:                                        MUTUAL FUND GROUP


By:_________________________                   By___________________________


Attest:                                      THE HANOVER INVESTMENT FUNDS, INC.


By:_________________________                    By___________________________

         Accepted and agreed to as to Sections 8(c) and 10:

CHEMICAL BANKING CORPORATION


By:______________________
         [              ]
         Attorney-in-fact

THE CHASE MANHATTAN CORPORATION


By:______________________
         [              ]
         Attorney-in-fact

                                                                    SCHEDULE I
                                                                    to Agreement


         CORRESPONDING PORTFOLIOS OF THE HANOVER INVESTMENT FUNDS, INC.
                              AND MUTUAL FUND GROUP


Hanover Portfolios                           Corresponding MFG Portfolios

The Hanover Short Term U.S.                  Vista Short Term Bond Fund
  Government Fund

The Hanover U.S. Government Securities Fund   Vista U.S. Government Securities
                                              Fund

The Hanover Blue Chip Growth Fund             Vista Equity Fund

The Hanover Small Capitalization              Vista Small Cap Equity Fund
  Growth Fund

The Hanover American Value Fund               Vista American Value Fund
Corresponding MFG Portfolios